QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2

[RUSS LOGO]

Russ Berrie and Company, Inc.

Executive Deferred Compensation Plan

2002 Overview/Prospectus

This Plan is not qualified under Section 401(a) of the Internal Revenue Code.

prepared by

MCG

Payout	5
No Penalty	5
Additional Contributions	5
Hardship Withdrawal	6
Accelerated Distribution
Insolvency/Bankruptcy	6
Request for Distribution	6
Withdrawal Penalty	6
Suspension From Plan	6
Preference Period	6
Example	6
Death
Preretirement	6
Postretirement	7
Your Beneficiary	7
Beneficiary Changes	7
Disability	7
PARTICIPANT SECURITY
Rabbi Trust
Unsecured General Creditor	8
Protects From: Change of Heart Change in Control	8
Trust Assets	8
Independent Trustee	8
Change in Control	8
OTHER INFORMATION
Plan Administration	9
Plan Document Governs	9
Not an Employment Contract	9
Right to Amend	9
Nonqualified Unfunded Plan Under ERISA	9
Consult Your Tax Advisor	10
Insurance Purchases	10
QUESTIONS AND ANSWERS
Taxation	11
Distribution	12
Security	12
Impact on Other Plans	12
Administration	12
GENERAL PLAN INFORMATION	14
APPENDIX A
Investment Fund Performance	17
APPENDIX B
Investment Fund Performance—Last Three Years	18

INTRODUCTION

	The Executive Deferred Compensation Plan is designed to provide an opportunity for Members of the Board of Directors (the "Directors") and employees who are members of a select group of "management or highly compensated employees" to defer income and have it accumulate on a tax-deferred basis.
	The Executive Deferred Compensation Plan
Eligibility	•
	Employees with total compensation in excess of $100,000, excluding stock incentive plans, travel and entertainment allowances, and relocation reimbursements. Sales people earning commissions (whose base salary is less than $100,000) may qualify under a look-back rule.
	•	Members of the Board of Directors.
Deferrals	Provides an opportunity to defer Directors' fees and employees' salaries, commissions and bonuses.
Benefits
	Enables tax planning and financial independence. With a pretax yield and tax deferral, the funds you defer will accumulate more quickly, supplementing your retirement and survivor income. In addition, the Plan provides a preretirement death benefit enhancement equal to 10 times your average deferral over the last four years with a maximum of $250,000.
Security	Enhanced security through a funded rabbi trust and a call provision.
DEFERRAL ADVANTAGES
	Under This Plan
Reduced Taxable Income	Your current taxable income is reduced by the amount you elect to defer.
More Investment Dollars	You can invest more than you can in most outside investments because the deferral is made from pretax income.
Pretax Investment Growth	Pretax investment, tax-deferred accumulation, and market-based investment results provide potentially greater effective returns than if you invested taxable compensation in an outside plan.
	[ACCOUNT BALANCE GRAPHIC]
Assumptions	One-Time Deferral	$10,000
	Pretax Investment	$10,000
	Plan Tax Bracket	40%
	Outside Investment Tax Bracket	40%
	Outside Investments	9%
	Russ Berrie and Company, Inc. Plan	9%
Example	For each $1 of compensation:
	[GRAPHIC]

HOW THE PLAN WORKS
Election to Defer
Deferrals	You may elect each year to defer receipt of a portion of your compensation. All deferrals are pretax; therefore your current income tax is reduced.
Deferral Period	A new deferral period begins each calendar year. Before the end of each year, you will have the opportunity to make a new deferral election for the following year.
Minimums and Maximums	The minimum deferral amount is $2,000 annually. The maximum deferrals are:
	Compensation	Maximum Deferral
	Base Salary	90%	*
	Commission	100%	*
	Bonuses	100%	*
	Directors' Fees	100%

* Less required FICA/Medicare tax.
Enrollment	Your election must be made by December 28, 2001.
Hardship Waiver	The Administrative Committee may waive or modify the remainder of any deferral commitment upon evidence of severe financial hardship.
Account Selection
When you make your deferral election you will also need to elect what percentage of your deferral you want to allocate to your Retirement Account and what percentage to your In-Service Withdrawal Account.
Your Account	The Company credits an "Account" in your name, with your deferral.
Crediting Deferrals	Your Account is credited each pay date with your deferrals. Deferrals will be credited with rates of return which can be positive or negative based on the investment index allocation you elected.
Earnings Indexes	Your Account will be credited with earnings which mirror the investment results of the indexes you select. The indexes are:
	•	Prudential Money Market Portfolio
	•	SP PIMCO Total Return Portfolio
	•	MFS Emerging Growth Series Portfolio
	•	Janus Aspen Series Aggressive Growth Portfolio
	•	AIM V.I. Value Fund
	•	Franklin Small Cap Fund
	•	Janus Aspen Series Balanced Portfolio
	•	Janus Aspen Series International Growth Portfolio
You may choose any combination of portfolios. Your allocation must be stated in whole percentages.

Investment Risk
Your Account is subject to investment risk. As in any investment, if there is a positive return, the account balance will grow; if there is a negative return, the account balance will be reduced. The specific funds are described in the prospectus for each fund, which you need to review prior to making your election. You should carefully review the fund descriptions.
Earnings Indexes Investment Objectives	Prudential Money Market Portfolio: Maximum current income, stability of capital and maintenance of liquidity through investment in high quality short-term debt instruments.

SP PIMCO Total Return Portfolio: This portfolio seeks to maximize current income and price appreciation, consistent with preservation of capital and prudent risk-taking, by investing primarily in investment-grade debt securities, including those of non-U.S. issuers.

MFS Emerging Growth Series Portfolio: Seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.
Janus Aspen Series Aggressive Growth Portfolio: Seeks long-term growth of capital.

AIM V.I. Value Fund: A diversified portfolio that seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities, or relative to the equity markets generally.
Franklin Small Cap Fund: Seeks long-term capital growth.
Janus Aspen Series Balanced Portfolio: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Series International Growth Portfolio: Seeks long-term growth of capital.
Changing Indexes
Your investment allocation may be changed monthly, effective on the first day of the month. This includes the opportunity to change the investment of existing account balances. In order for new elections to become effective, a written notice must be filed at least 10 days before the first day of the month. If no new election is filed, your investment allocation will remain as last elected.
401(k) Makeup Match	If as a result of participating in this Plan your Company's 401(k) match is reduced, the Company will credit to this Plan any lost match.
Other Risk/Unsecured Creditor	You will be at all times an unsecured general creditor of Russ Berrie and Company, Inc. You will have no ownership interest in the investments indexing your Account.

No Assignment
The Plan provides that you may not pledge, assign, sell or otherwise transfer or encumber any amount credited to you under the Plan. Whether or not your interest under the Plan may be subject to seizure or encumbrance by a creditor may be affected by applicable state law. Participants under the Plan do not enjoy the same federal law protections against creditors as the participants under the Company's 401(k) Plan.
FICA Tax	For employees, FICA tax will be applied to your gross income prior to the deduction of your deferrals.
For Directors, self-employment taxes will be payable upon distribution of benefits.

DISTRIBUTIONS
Payable Events
Your benefits are payable under the following circumstances:
• Retirement
• Termination
• In-Service Withdrawal
• Hardship Withdrawal
• Accelerated Distribution
• Death
Special rules apply to each.
Electing Distribution Time and Form
Distribution Election Requirement	You select the time and form of distribution when you complete your Participation Agreement each year. This election may be changed prior to 13 months before you terminate employment.
Retirement
Retirement for purposes of the Executive Deferred Compensation Plan is defined as termination after change in control or age 50.
Payout Options	• Lump sum
• 2-15 annual installments, or
• A combination of the above
Commencement Option	You may elect to commence your benefit within 90 days of your retirement or January following your retirement.
If your Account is less than $10,000, your benefit will be paid in a lump sum.
Termination
If you terminate prior to being eligible for retirement, your Account will be paid in a lump sum.
Scheduled In-Service Withdrawal
Preselected Date	Payment commences on the date you selected when you made your deferral election. That date cannot be earlier than five years after your deferral election.
Example	[CHART]
Payout	You may elect to have your Account paid in one to five annual installments.
No Penalty	In-Service Withdrawals are not subject to any penalty.
Additional Contributions	Each year you may add to your In-Service Withdrawal Account. The Account, along with all annual additions, will be distributed on the date you select.

	Hardship Withdrawal

	The deferral commitment is irrevocable. However, the Committee may waive or modify the remainder of any deferral commitment if you have a Hardship Withdrawal. If payment is made due to a Hardship Withdrawal, deferrals shall cease for the remainder of the calendar year and for the entire year after that.
	Accelerated Distribution
	The Accelerated Distribution provision option provides a method to get 90% of your Account balance for purposes that do not qualify as a hardship withdrawal.
Insolvency/Bankruptcy
	In the case of either insolvency or bankruptcy, the assets in the trust will be subject to disposition by the Federal Bankruptcy Court. This limitation on your security is necessary to avoid taxation of your benefits before receipt.
Request for Distribution	You may request an Accelerated Distribution of your Account balance at any time.
Withdrawal Penalty
	If you request a distribution, the amount distributed to you will be 10% less than the amount charged to your Account. By including this forfeiture in the Accelerated Distribution provision, there should be no constructive receipt, i.e., the value of your account should not be taxed to you before you receive it.
	Your Account will be valued as of the last day of the month immediately preceding the date on which the request is received by the Committee and paid to you in a lump sum within 30 days.
Suspension From Plan	You will not be allowed to participate in the Plan for 12 calendar months once this provision has been exercised.
Preference Period
	The Accelerated Distribution provision will not be effective if exercised within the preference period before bankruptcy. This preference period is 90 days in most cases, but is one year for participants deemed "insiders."
Example	Amount of Lump-Sum Deferral	$50,000
	Account Balance 10 Years Later at Time of Request for Distribution	118,368	*
	10% Penalty	(11,837)
	Net Lump-Sum Distribution	$106,531
	Effective Crediting Rate for Period	7.86%
	* Assuming 9% earnings rate.
	Death
Preretirement
	If you die while employed or a Director of Russ Berrie and Company, Inc., this Plan provides an Enhanced Death Benefit* equal to 10 times your average Deferral Commitment for the last four years, up to a maximum of $250,000. This Enhanced Death benefit and your Account balance will be paid as you elect.

Postretirement	If you die after you retire, your benefit will be your remaining Account balance which will continue to be paid as you originally elected.
Your Beneficiary	The benefit is payable to the beneficiary you named on the Beneficiary Designation form.
Beneficiary Changes	You may change your beneficiary designation at any time by contacting the Committee and completing a new Beneficiary Designation form.
Disability
If you terminate as a result of a Total Disability, your benefit will be distributed as you elected.
* Please note, the Enhanced Death Benefit is not payable if you die within 24 months after your deferrals commence as a result of suicide or you provide false information on your Consent to Insure.

PARTICIPANT SECURITY
Rabbi Trust
Unsecured General Creditor	Your deferral account is subject to the claims of general creditors of Russ Berrie and Company, Inc. in the event of bankruptcy or insolvency.
Protects From: Change of Heart Change in Control
To increase the security of your benefits, Russ Berrie and Company, Inc. has established a specially designed irrevocable trust, commonly called a rabbi trust. The Trust protects you from a change in Russ Berrie and Company, Inc.'s intentions to pay your benefits and from a change in control.
Trust Assets
Assets held by the Trust are variable life insurance contracts. Since the cash value of life insurance is not taxable, this enables Russ Berrie and Company, Inc. to give you a better crediting rate on your account.

These assets are available to pay benefits to participants if Russ Berrie and Company, Inc. refuses or is unable to pay benefits for any reason other than bankruptcy or insolvency (i.e., change of heart or change of control).

The insurance proceeds are payable to the Trust. Except in the case of insolvency, the assets can only be used to pay benefits. The participants have no right to either the policies or policy proceeds.
Independent Trustee	The trustee is an independent third party.
Change in Control

If you terminate after a change in control your benefit will be paid as if you had retired. The Company may not change the way it calculates the rates of return on your Account following a change in control.

OTHER INFORMATION
Plan Administration
The Plan is administered by an Administrative Committee consisting of three (3) members as may be appointed from time to time by the Board. The Administrative Committee interprets and enforces all appropriate rules and regulations for administration of the Plan and decides or resolves any and all questions, including determination of eligibility and interpretations of the Plan, as may arise in such administration. A majority vote of the Administrative Committee members in office at the time of the vote controls any decision. The required majority action may be taken either by a vote at a meeting or without a meeting by a signed memorandum. Meetings may be conducted by telephone conference call. The Administrative Committee may, by majority action, delegate to one or more of its members the authority to execute and deliver in the name of the Administrative Committee all communications and documents which the Administrative Committee is required or authorized to provide under this Plan. Any party shall accept and rely upon any document executed in the name of the Administrative Committee. Members of the Administrative Committee may be Participants under this Plan. Additional information about the Plan and its administrators may be obtained from the Administrative Committee, in care of Michael Genzink, Finance Department, Russ Berrie and Company, Inc., 111 Bauer Drive, Oakland, New Jersey 07436. Telephone: (201) 405-7323.
Plan Document Governs
This booklet has been prepared to give you a better understanding of the benefits and features of this Plan. Each participant's benefits and rights under this Plan are at all times governed by the text of the Executive Deferred Compensation Plan document and are in no way altered or modified by the contents of this booklet.
Not an Employment Contract	This Plan does not constitute a contract of employment between you and Russ Berrie and Company, Inc.
Right to Amend
Russ Berrie and Company, Inc. reserves the right to amend or terminate this Plan, in whole or in part, at any time. Such amendment or termination may not alter the amounts already credited to your Account balance. Distributions will occur according to the Plan document.
Nonqualified Unfunded Plan Under ERISA
As to employees, although the Plan is an "employee pension benefit plan" as defined by the Employee Retirement Income Security Act of 1974 (ERISA), the Plan is exempt from most ERISA requirements and protections because it is unfunded and maintained by The Company primarily for the purpose of providing deferred compensation for a select group of highly compensated employees. As to Directors, this Plan is not subject to ERISA because Directors are not employees.

The Plan is required to provide adequate written notice to any participant or beneficiary whose claim for benefits under the Plan has been denied (and the specific reasons for the denial) and afford a reasonable opportunity for full and fair review of the denied claim. The Plan has established procedures for notices about claims and review of denied claims. You may obtain information about the procedures from the Administrative Committee.
Consult Your Tax Advisor	You should consult a personal tax advisor for detailed information and guidance regarding participation in this Plan.
Insurance Purchases	The Company or the Trust may acquire insurance on the lives of the Plan participants.

This insurance is designed to generate tax-deferred earnings for the Trust and The Company. It is anticipated that over time the insurance asset will meet or exceed the Plan liability and generate gains to offset the costs of the Plan while providing an asset from which the Trust could pay benefits, if necessary.
Neither you nor your beneficiary will have any right or interest in this insurance.

QUESTIONS AND ANSWERS
Taxation
Note: The following is not intended to be tax advice. If any specific tax question arises, you should seek the advice of your tax advisor.
Am I taxed on deferred compensation or earnings before I receive them?
No. As long as your deferral election is filed before you earn compensation that you defer, you will not be deemed to be in constructive receipt of the amount deferred or the earnings on the amount deferred. You will not be taxed until you actually receive this money.
How do my deferrals affect the withholding on my paychecks?	For employees, your federal W-2 earnings exclude deferred compensation. Most state and local laws also exclude deferred compensation from earnings. Thus, taxes withheld will be reduced.
For Directors, your deferrals will be excluded from your 1099.
Is my deferral included in the Social Security Wage Base?
For employees, yes. Deferrals are subject to withholding for FICA and Medicare taxes in the year of deferral until the annual FICA taxable wage base under the Social Security provision is reached; however, there is no limitation on the Medicare tax.
Will I pay Social Security taxes when I take my distribution?	For employees, no. Because the deferrals were included in the wage base at the time of deferral, the amounts are not subject to Social Security taxes when paid.
How will deferrals affect Director's self-employment taxes?	Directors are not subject to self-employment taxes until they actually receive their benefits.
Will the payout affect my Social Security benefits after I retire?
For both Directors and employees, no. Payments made from the deferral plan will not affect your Social Security benefit. For purposes of Social Security, these payments are considered "earned" when they are credited to your account. They do not constitute earned income under the earnings test when they are distributed to you.
How are my deferred amounts plus earnings taxed when they are distributed to me?	They are taxed as ordinary income when distributed to you and are subject to income tax withholding. Special income tax averaging is not available.
Is the death benefit payable under the Plan taxable income to my beneficiary?	Yes. The death benefit (account balance plus enhanced death benefit, if applicable) payable to your beneficiary is taxable as income.
Will the death benefits paid to my beneficiaries be includible in my gross estate for federal estate tax purposes?
Yes. The account balance (plus enhanced death benefit, if applicable) at the time of your death is includible in your gross estate. If, however, your beneficiary is your spouse and the benefit qualifies for the estate tax marital deduction, there will be no federal estate tax.

Distribution
Can I withdraw my account before I leave the employment of Russ Berrie and Company, Inc.?	Yes. You may either request a Hardship Withdrawal distribution, elect an In-Service Withdrawal at the time of deferral or exercise the Accelerated Distribution provision.
What is a Hardship Withdrawal?
A Hardship Withdrawal is a serious financial setback that is unanticipated and beyond your control. For purposes of this Plan, the education of a child or the purchase of a home will not constitute a Hardship Withdrawal.
Why must I elect a Scheduled In-Service Withdrawal at least five years before I receive it?	To avoid the adverse tax consequences of constructive receipt (i.e. taxation of your benefit before receipt), the Plan must impose a restriction on Scheduled In-Service Withdrawals.
Why is there a penalty for exercising the Accelerated Distribution provision?
Ordinarily, the unrestricted right to withdraw your deferral account would create taxable income to you currently, even if you do not elect a withdrawal. This penalty is designed to prevent your being taxed on the value of your account before you actually receive it.
Security
What happens to my deferrals if Russ Berrie and Company, Inc. becomes insolvent?
In the unlikely event that Russ Berrie and Company, Inc. becomes insolvent, you will be an unsecured general creditor of Russ Berrie and Company, Inc. Your claim against the assets of Russ Berrie and Company, Inc. will be considered with the claims of other general creditors in the event of bankruptcy.

The Accelerated Distribution provision affords you some protection by giving you the opportunity to withdraw your funds net of a 10% penalty if you feel there is a threat to Russ Berrie and Company, Inc.'s solvency, subject to preference period rules.
Impact on Other Plans
Can any of the payments under this Plan be "rolled over" into a qualified plan or IRA?
No. Amounts deferred are not eligible to be "rolled over" into a qualified plan or IRA. Deferral plan distributions are subject to income tax as soon as the amounts are actually or constructively received. Once you have the right to receive the funds, there is no vehicle available to allow you to further shelter these amounts from taxation.
Should I stop or reduce my 401(k) deferrals in order to defer into this Plan?	Your deferrals into this Plan can be in addition to the maximum amount you can defer into the 401(k). Please consult your financial advisor regarding your decision.
Administration
How can I find out the status of my account and its balance?	You will receive statements showing the status of your account each quarter within 60 days following the end of the quarter.
When will I receive my election forms?
Election forms will be distributed during the annual open enrollment period each year in which you are eligible to participate in this Plan. The forms must be returned by the close of open enrollment for deferrals to be made in the following calendar year.

Who administers the Plan?
The Company has established an Administrative Committee that is in charge of overseeing the administration of the Plan, as well as interpreting the Plan provisions. The Committee also administers the ERISA claims procedures applicable to the Plan.

GENERAL PLAN INFORMATION

Members of the Board Directors (the "Directors") and employees who are members of a select group of "management or highly compensated employees" of Russ Berrie and Company, Inc. ("The Company") (or affiliated or subsidiary corporations of The Company) and who are selected for eligibility by the Administrative Committee of this Plan, are being offered the opportunity to defer income as participants in the Russ Berrie and Company, Inc. Executive Compensation Plan (the "Plan").
This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

This Plan is an unsecured promise of The Company to make future payments with respect to compensation deferred by Plan participants. If The Company becomes insolvent, the Trust fund in which Plan funds are held must be applied to pay The Company's obligations to its general creditors (including Plan participants), and there may be insufficient funds to pay any or all of Plan participants' benefits. Accordingly, in contrast to benefits under The Company's 401(k) Plan, benefits under the Plan are dependent on the long-term financial stability of The Company.

Russ Berrie and Company, Inc. ("The Company"), a New Jersey corporation, is the issuer of deferred compensation obligations offered pursuant to the Plan. The address of the principal executive office of The Company is 111 Bauer Drive, Oakland, New Jersey 07436. The Company's telephone number is (201) 337-9000.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information concerning The Company may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street NW, Room 1204, Washington, DC 20549, and at the following SEC regional offices: 233 Broadway, New York, NY 10279, e-mail: newyork@sec.gov; 73 Tremont Street, Suite 600, Boston, MA 02108-3912, e-mail: boston@sec.gov; and The Curtis Center, Suite 1120E, 601 Walnut Street, Philadelphia, PA 19106-3322, e-mail: philadelphia@sec.gov. Copies of these materials can be obtained at prescribed rates from the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549.

Copies of any documents or portions of documents incorporated by reference in this Plan Overview/Prospectus may be obtained without charge by making written or oral request to Michael Genzink, Finance Department, Russ Berrie and Company, Inc. 111 Bauer Drive, Oakland, New Jersey 07436. Telephone: (201) 405-7323.

Additional updating information with respect to the securities and Plan covered in this Plan Overview/Prospectus may be provided in the future to Plan participants by means of appendices to the Plan Overview/Prospectus.

The Company will deliver to each person to whom this Plan Overview/Prospectus is given a copy of The Company's Annual Report to Shareholders for its most recent fiscal year, unless such individual has otherwise received a copy of the report. The Company will promptly furnish, without charge, another copy of the report on written or oral request of any such individual.

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Plan Overview/Prospectus. This Plan Overview/Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.
Incorporation of Certain Documents by Reference	The following documents filed with the SEC are incorporated herein by reference:

(a) The Company's latest annual report filed pursuant to Section 13(a) or 15(d) of the Exchange Act or the latest prospectus filed pursuant to Rule 424(b) under the Securities Act that contains audited consolidated financial statements for The Company's latest fiscal year for which such statements have been filed.
(b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report or prospectus referred to in (a) above.

(c) The description of the authorized capital stock of The Company contained in The Company's registration statement filed under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating the description.

All reports and other documents subsequently filed by The Company pursuant to Sections 13(a) and (c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the dates of the filing of such reports and documents.

The consolidated financial statements incorporated in this Plan Overview/Prospectus by reference have been so incorporated in reliance on the reports of Arthur Anderson LLP, independent accountants, given upon their authority as experts in accounting and auditing.

NOTE: The information provided on these pages presents general information. Not all Plan/policy provisions, limitations, and exclusions are included. In the event of any conflicts, the Plan Document, amendments, and established Company practices will govern. The Company reserves the right to terminate or modify benefit programs or policies at any time. The offer of benefits does not imply a contract with employees.

APPENDIX A

Investment Fund Performance
Prudential Pru Select III
Annualized Rate of Return for Periods Ending September 30, 2001

Fund Name	YTD*	1 Year	3 Year	5 Year	10 Year	Since Inception	Inception Date**
Prudential Money Market Portfolio	3.26%	4.84%	5.11%	5.14%	4.65%	6.01%	6/2/1983
Lipper VIP Money Market average	3.20	4.79	5.06	5.10	4.62	N/A
SP PIMCO Total Return Portfolio	8.76	14.09	N/A	N/A	N/A	13.99	9/22/2000
Lehman Bros. Aggregate Bond Index	8.39	12.95	N/A	N/A	N/A	N/A
MFS Emerging Growth Series Portfolio	(45.55)	(55.98)	(0.73)	4.28	N/A	9.17	7/24/1995
S&P 500	(20.38)	(26.61)	2.03	10.23	N/A	N/A
Janus Aspen Series Aggressive Growth Portfolio: Service Shares***	(46.90)	(63.57)	(2.46)	0.19	N/A	8.19	9/13/1993
S&P Midcap 400	(15.76)	(19.00)	13.33	13.67	N/A	N/A
AIM V.I. Value	(20.73)	(27.65)	3.58	8.89	N/A	12.20	6/1/1993
S&P 500	(20.38)	(26.61)	2.03	10.23	N/A	N/A
Franklin Small Cap Fund Class 2	(31.68)	(45.65)	9.25	2.52	N/A	6.87	11/29/1995
Russell 2500 Growth Index	(29.18)	(42.88)	5.02	1.99	N/A	N/A
Janus Aspen Series Balanced Portfolio: Service Shares***	(9.41)	(12.13)	5.94	9.17	N/A	10.46	9/13/1993
S&P 500	(20.38)	(26.61)	2.03	10.23	N/A	N/A
Janus Aspen Series International Growth Portfolio: Service Shares***	(32.89)	(41.70)	3.90	6.76	N/A	10.01	5/2/1994
MSCI EAFE Index	(26.56)	(28.53)	(1.16)	(0.14)	N/A	N/A

Past Performance is not indicative of future results.

*
YTD returns are actual.

**
Inception date is the date the portfolio was first made available to the public through life insurance and annuity contracts. Pruselectsm III was first offered in November 1999.

***
The returns shown for the Service Shares of the Janus Aspen Series Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999. Performance of the Service Shares after its inception on December 31, 1999, reflect the Service Shares higher annual fees and expenses resulting from the fund's rule 12b-1 fees of 0.25%.

Please read the prospectus of the investment fund before selecting the fund as an investment index.

APPENDIX B

Investment Fund Performance—Last Three Years
Prudential Pru Select III
Annualized Rate of Return for Periods Ending September 30

Fund Name	2001	2000	1999
Prudential Money Market Portfolio	4.84%	5.79%	4.70%
SP PIMCO Total Return Portfolio*	14.09	N/A	N/A
MFS Emerging Growth Series Portfolio	(55.98)	53.78	44.51
Janus Aspen Series Aggressive Growth Portfolio: Service Shares**	(63.57)	(12.33)	N/A
AIM V.I. Value	(27.65)	9.82	39.87
Franklin Small Cap Fund Class 2***	(45.65)	45.77	N/A
Janus Aspen Series Balanced Portfolio: Service Shares**	(12.13)	(8.12)	N/A
Janus Aspen Series International Growth Portfolio: Service Shares**	(41.70)	(8.98)	N/A

Past Performance is not indicative of future results.

*
Inception date for this fund was September 22, 2000.

**
Inception date for service shares was December 31, 1999. Returns for 2000 are for nine months and are actual returns.

***
Fund return data for 1999 unavailable.

Please read the prospectus of the investment fund before selecting the fund as an investment index.

QuickLinks

  Exhibit 10.2
TABLE OF CONTENTS
APPENDIX A
Investment Fund Performance Prudential Pru Select III Annualized Rate of Return for Periods Ending September 30, 2001
APPENDIX B
Investment Fund Performance—Last Three Years Prudential Pru Select III Annualized Rate of Return for Periods Ending September 30